UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INDEPENDENCE REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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1. ELECTION OF DIRECTORS  Scott F. Schaeffer  William C. Dunkelberg  Richard D. Gebert  Melinda H. McClure  Mack D. Pridgen III  Richard H. Ross  DeForest B. Soaries, Jr.  2. PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019 FISCAL YEAR.  3. To transact such other business as may properly come before the Meeting or any adjournment,  postponement or continuation thereof.  Important Notice of Availability of Proxy Materials for the Stockholder Meeting of  INDEPENDENCE REALTY TRUST, INC.  To Be Held On  Tuesday, May 14, 2019 at 9:00 a.m. EDT  Two Logan Square, Eighteenth and Arch Streets, Thirty-First Floor, Philadelphia, PA 19103  This stockholder meeting notice and communication presents only an overview of the more complete proxy materials that are  available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy  materials before voting.  If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a  copy. To facilitate timely delivery please make the request as instructed below before 05/03/19.  Please visit http://www.astproxyportal.com/ast/18286/, where the following materials are available for view:  • Notice of Annual Meeting of Stockholders  • Proxy Statement  • Form of Electronic Proxy Card  • Annual Report  TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)  E-MAIL: info@astfinancial.com  WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials  TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen  instructions or scan the QR code with your smartphone. You may enter your voting instructions at  www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.  IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the  Annual Stockholder Meeting, you may contact IRT's Investor Relations at (212) 277-4322.  MAIL: You may request a card by following the instructions above.  The purpose of the meeting is to consider and act on the following:  COMPANY NUMBER  ACCOUNT NUMBER  CONTROL NUMBER  JOHN SMITH  1234 MAIN STREET  APT. 203  NEW YORK, NY 10038  Please note that you cannot use this notice to vote by mail.